EXHIBIT 10.35

                                ENDORSEMENT NO. 5
                               TO PROMISSORY NOTE
                               ------------------


         ENDORSEMENT NO. 5, dated as of March 16, 2006 to the Promissory Note, dated May 3, 2002, as amended from time to time (the "Note") by LEVCOR INTERNATIONAL, INC., A New York corporation (the "Borrower") in favor of JPMORGAN CHASE BANK, N.A., formerly known as JPMorgan Chase Bank, a banking corporation organized under the laws of the United States of America (the "Bank").

         WHEREAS, the Borrower has executed and delivered to the Bank the Note; and

         WHEREAS, the Borrower and the Bank desire to amend the Note on the terms and conditions set forth herein to change the maturity date of the Note to April 30, 2007;

         NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. The date "December 31, 2006" which appears in first line thereof is hereby deleted and the date "April 30, 2007" is substituted in its place.

         2. Except as otherwise expressly provided herein, the terms and conditions of the Note shall continue in full force and effect.

         3. This Endorsement No. 5 shall be governed by and construed in accordance with New York law.

         IN WITNESS WHEREOF, the parties hereto have caused this Endorsement No. 5 to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                       LEVCOR INTERNATIONAL, INC.


                                       By: /s/ ROBERT A. LEVINSON
                                           -------------------------------------
                                           Name:  Robert A. Levinson
                                           Title: Chairman of the Board,
                                                  President and Chief Executive
                                                  Officer


                                       JPMORGAN CHASE BANK, N.A.

                                       By: /s/ SALVATORE G. CANTARELLA,
                                           -------------------------------------
                                           Salvatore G. Cantarella, V.P.